                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):May 15, 1998


              GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1998-1
             (Exact name of registrant as specified in its charter)



        MINNESOTA                     33-62433              APPLIED FOR
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.             OTHER EVENTS.

                    Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on May 15, 1998 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by
                    Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS

                    (c)      Exhibits.

                             The following is filed herewith. The
                             exhibit number corresponds with Item
                             601(b) of Regulation S-K.

                             Exhibit No.     Description
                             -----------     -----------
                               99.1          Monthly Report delivered to
                                             Certificateholders on
                                             May 15, 1998.
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 1998


                                   FLOORPLAN RECEIVABLES MASTER TRUST
                                   1998-1

                                   By    GREEN TREE FINANCIAL CORPORATION
                                         as Servicer with respect to the Trust


                                   By: /s/ Phyllis A. Knight
                                       -----------------------------
                                       Phyllis A. Knight
                                       Senior Vice President and Treasurer
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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                                   PAGE
-------                                                                  ----
 99.1     Monthly Report delivered to Certificateholders                  5
          on May 15, 1998.